Exhibit 10.97

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS.  ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

VALERO MARKETING AND SUPPLY COMPANY

June 12, 2006

W.O. Operating Company

P.O. Box 980

Pampa, TX 79066

Attn:   Mr. Miles O’Loughlin

RE:     Valero #01-0838

Dear Sir,

Reference is made to the above captioned agreement and subsequent amendments thereto, if any. Subject agreement shall be amended by deleting the ‘Price” and ‘Term” clauses and inserting the following:

PRICE:	Valero’s posted price for West Texas Intermediate crude oil, deemed 40 degree API gravity, in effect during the month of delivery (EDO), *****(1) per barrel.

TERM:

This agreement shall remain in effect for a term commencing on May 1, 2006 through October 31, 2006, and continuing on a month to month basis unless and until cancelled by either party giving the other thirty (30) days advance written notice of cancellation.

In addition, it is hereby mutually agreed that said agreement shall be amended to add the following leases to the Exhibit “A” of the above referenced agreement:

LEASE ID	LEASE NAME	LEGAL DESCRIPTION	COUNTY/STATE	EFFECTIVE DATE
960006098	BEDNORZ B	SEC 202, BLK 3, I&GN SURVEY	CARSON/TX	2/1/2006
960007096	MCCONNELL #1, 2, 5	SEC 28, BLK 7, I&GN SURVEY	CARSON/TX	2/1/2006
960007098	MCCONNELL, GIRTHA	SEC 67, BLK 4, I&GN SURVEY	CARSON/TX	2/1/2006
960006049	ANDY (04915)	SEC 124, 8LK B2, H&GN	GRAY/TD	2/1/2006
960006314	CHAPMAN (00668)	SEC 69, BLK 25, H&GN SURVEY	GRAY/TX	2/1/2006
960006511	FAULKNER	SEC 30, BLK B2, H&GN SURVEY	GRAY/TX	2/1/2006
960007663	JACKSON, WEST	SEC 94, BLK B2, H&GN SURVEY	GRAY/TX	2/1/2006
960006636	LOVETT, HB	SEC 57, BLK B2, H&GN SURVEY	GRAY/TX	2/1/2006
960001989	MASSIE-CHAPMAN	SEC 51, BLK 25, H&GN SURVEY	GRAY/TX	2/1/2006
960007606	MOODY, VICTOR	SEC 36, BLK 3, I&GN SURVEY	GRAY/TX	2/1/2006
960007284	POWELL B	SEC 28, BLK B2, I&GN SURVEY	GRAY/TX	2/1/2006
960008258	POWELL C	SEC 28, BLK B2, I&GN SURVEY	GRAY/TX	2/1/2006
960006831	SHAW (00585)	SEC 5, BLK 1, ACH&B SRVY	GRAY/TX	2/1/2006
960006279	WRIGHT B	SEC 13, BLK 3, I&GN SRVY	GRAY/TX	2/1/2006
960006040	ALLEN #1	JT SNEED JR SRVY 4	MOORE/TX	2/1/2006
960007451	SNEED F	JT SNEED SRVY 5 ABST-1131	MOORE/TX	2/1/2006
9600076001	HARLAN a	SEC 49, BLK 24, H&GN RR CO. SRVY	WHEELER/TX	2/1/2006

(1) THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS.  ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

For your convenience, attached please find an updated Exhibit “A” for this Agreement.

Yours Truly,

/s/ L.S. Harding

L.S. Harding
Senior Manager — Trading
Valero Marketing and Supply Company

Accepted and agreed to this 12th day of June, 2006.

W.O. OPERATING OMPANY

/s/ Scott White

BY:	Scott White
TITLE:	Manager

EXHIBIT “A”

W. O. OPERATING COMPANY

VALERO #01-0838

902542001	SACKETT, RUBY	SEC148, BLK 3, I&GN SURVEY	GRAY/TX
960006831	SHAW (00585)	SEC 5, BLK 1, ACH&B SRVY	GRAY/TX
960007445	SIN-HARRAH		GRAY/TX
902546001	VANIMAN, F.A.	SEC 175, BLK 3, I&GN SURVEY	GRAY/TX
690006279	WRIGHT B	SEC 13, BLK 3, I&GN SURVEY	GRAY/TX
902024001	CANADIAN-KINGSLAND (01320)	SEC 4, BLK Y, M&C SURVEY	HUTCHINSON/TX
902025001	COCKRELL A (01317)	SEC 3, BLK Y, M&C SURVEY	HUTCHINSON/TX
960007962	COCKRELL B (01794)	SEC 2, BLK B-3, D&SE SURVEY	HUTCHINSON/TX
960007963	COCKRELL B (03661)	SEC 2, BLK B-3, D&SE SURVEY	HUTCHINSON/TX
960002760	COCKRELL D (01305)	SEC 9, BLK B-3, D&SE SURVEY	HUTCHINSON/TX
960006346	COCKRELL E	SEC 3, BLK M21, TCRR SURVEY	HUTCHINSON/TX
902027001	COCKRELL E (01317)	SEC 3, BLK Y, M&C SURVEY	HUTCHINSON/TX
802026001	COCKRELL F (01307)	SEC 2, BLK B-3, D&SE RY CO SURVEY	HUTCHINSON/TX
960007964	COCKRELL F (03640)	SEC 1 & 2, BLK -3, D&SE SURVEY	HUTCHINSON/TX
960006344	COCKRELL RANCH	SEC 2, 3 &6, BLK M21, TCRR SURVEY	HUTCHINSON/TX
960002766	DRILLEX (01784)	SEC 3, BLK M-21, TCRR SURVEY	HUTCHINSON/TX
960007610	HAILE, W B	SEC 2, 3 & 4, BLK M21, TCRR SURVEY	HUTCHINSON/TX
960006703	HARVEY UNIT TR 10	SEC 71, BLK Z, HE&WT SURVEY	HUTCHINSON/TX
960006704	HARVEY UNIT TR 2	SEC 71, BLK Z, HE&WT SURVEY	HUTCHINSON/TX
960006705	HARVEY UNIT TR 3	SEC 71, BLK Z, HE&WT SURVEY	HUTCHINSON/TX
960006706	HARVEY UNIT TR 5	SEC 71, BLK Z, HE&WT SURVEY	HUTCHINSON/TX
960006707	HARVEY UNIT TR 6	SEC 71, BLK Z, HE&WT SURVEY	HUTCHINSON/TX
960006708	HARVEY UNIT TR 7	SEC 71, BLK Z, HE&WT SURVEY	HUTCHINSON/TX
960006709	HARVEY UNIT TR 8	SEC 71, BLK Z, HE&WT SURVEY	HUTCHINSON/TX
960006710	HARVEY UNIT TR 9	SEC 71, BLK Z, HE&WT SURVEY	HUTCHINSON/TX
960006421	HUTCH-JORDAN, D	SEC 20, BLK M21, TCRR SURVEY; SEC 123, BLK 4	HUTCHINSON/TX
902030001	KINGSLAND (01317)	SEC 3 & 4, BLK Y, M&C SURVEY	HUTCHINSON/TX
902031001	KINGSLAND B (01320)	SEC 4, BLK Y, M&C SURVEY	HUTCHINSON/TX
902032001	KINGSLAND C (01317)	SEC 4, BLK Y, M&C SURVEY	HUTCHINSON/TX
902033001	MAGIC (01320)	SEC 4, BLK Y, M&C SURVEY	HUTCHINSON/TX
960006840	MOORE, J W A	N/A	HUTCHINSON/TX
960006962	N KINGSLAND B (01295)	SEC 8, BLK M21, TCRR SURVEY	HUTCHINSON/TX
960007191	NEWBLK	SEC 125, BLK 4, I&GN SURVEY	HUTCHINSON/TX
960007192	NEWBLK - LANGDON	SEC 125, BLK 4, I&GN SURVEY	HUTCHINSON/TX
960006638	PITCHER, H C	SEC 19, BLK M21, TCRR SURVEY	HUTCHINSON/TX
960002777	SOUTHLAND B (01643)	SEC 2, BLK B-3, D&SE SURVEY	HUTCHINSON/TX
960007965	SOUTHLAND B (03652)	SEC 2, BLK B-3, D&SE SURVEY	HUTCHINSON/TX
960006952	TURNER, KENT A #34-5	SEC 3, BLK M21, TCRR SURVEY	HUTCHINSON/TX
960006953	TURNER, KENT B	SEC 11, BLKS B3, D & SE SEC 6, BLK M21, TCRR SVY	HUTCHINSON/TX
960006040	ALLEN #1	JT SNEED JR SRVY 4	MOORE/TX
960007451	SNEED F	JT SNEED SRVY 5 ABST-1131	MOORE/TX
960007617	COWAN, W R TR A #5	SEC 194, BLK M2, BS&F SRVY	ROBERTS/TX
901976001	HARLAN A	SEC 49, BLK 24, H&GN RR CO. SRVY	WHEELER/TX